                                                             Exhibit 99.23(j)(2)

                                POWER OF ATTORNEY

     The undersigned, Bruce R. Bent, Edwin Ehlert, Jr., Patrick Foye, Donald J. Harrington, William Montgoris, and William E. Viklund, the Trustees, and Bruce
R. Bent, Bruce R. Bent II and Arthur T. Bent III, the Officers of each series of each of the registered investment companies listed below hereby authorize Bruce
R. Bent, Bruce R. Bent II and Arthur T. Bent III, or any of them, as attorney-in-fact, to sign on his behalf, in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each series of each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: The Reserve Fund, Reserve Tax-Exempt Trust, Reserve New York Tax-Exempt Trust, Hallmark Equity Series Trust and Reserve Short Term Investment Trust.

     Further, the undersigned, Bruce R. Bent, Edwin Ehlert, Jr., Patrick Foye, Donald J. Harrington, William Montgoris, William E. Viklund, Bruce R. Bent II and Arthur T. Bent III, the Trustees and Officers of each series of the Reserve Municipal Money-Market Trust, a registered investment company, hereby authorize Bruce R. Bent, Bruce R. Bent II and Arthur T. Bent III, or any of them, as attorney-in-fact, to sign on his behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments).

Dated: August 24, 2004


             /s/ Bruce R. Bent                          /s/ Bruce R. Bent II
-------------------------------------------  ------------------------------------------
               Bruce R. Bent                              Bruce R. Bent II
          (Chairman/CEO/Trustee)               (President/Assistant Treasurer/Trustee)


          /s/ Arthur T. Bent III                        /s/ Edwin Ehlert, Jr.
-------------------------------------------  ------------------------------------------
            Arthur T. Bent III                            Edwin Ehlert, Jr.
        (Treasurer/COO/Senior Vice                            (Trustee)
  President/ Assistant Secretary/Trustee)


             /s/ Patrick Foye                         /s/ Donald J. Harrington
-------------------------------------------  ------------------------------------------
               Patrick Foye                             Donald J. Harrington
                 (Trustee)                                    (Trustee)


           /s/ William Montgoris                       /s/ William E. Viklund
-------------------------------------------  ------------------------------------------
             William Montgoris                           William E. Viklund
                 (Trustee)                                    (Trustee)

                                POWER OF ATTORNEY

     The undersigned, Joseph D. Donnelley and Frank J. Stalzer, Trustees of each series of each of the registered investment companies listed below hereby authorize Bruce R. Bent, Bruce R. Bent II and Arthur T. Bent III, or any of them, as attorney-in-fact, to sign on his behalf, in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each series of each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: The Reserve Fund, Reserve Tax-Exempt Trust, Reserve New York Tax-Exempt Trust, Reserve Municipal Money-Market Trust, Hallmark Equity Series Trust and Reserve Short Term Investment Trust.

Dated: October 18, 2004


     /s/ Joseph D. Donnelley                   /s/ Frank J. Stalzer
   ---------------------------               ------------------------
       Joseph D. Donnelley                       Frank J. Stalzer
       -------------------                       ----------------
            (Trustee)                                (Trustee)